UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2008

MONARCH FINANCIAL

HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-52032	20-4985388
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Executive Boulevard Chesapeake, Virginia	23320
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 389-5111

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 10, 2008, Monarch Bank (the “Bank”) a wholly owned subsidiary of Monarch Financial Holdings, Inc. (the “Company”), entered into an amended and restated employment agreement (the “Amended Agreement”) with William F. Rountree, Jr., effective as of March 10, 2008, pursuant to which the Bank will continue to employ Mr. Rountree as President and Chief Executive Officer. The following summary description is qualified in its entirety by reference to the Amended Agreement, which is attached to this Form 8-K as Exhibit 10.1, and is incorporated herein by reference.

The Amended Agreement, which has an initial term of two years, provides that beginning on the commencement of the employment period under the Amended Agreement and on each one year anniversary thereafter the term of the Amended Agreement will automatically be extended an additional year, unless the Bank gives notice that the employment term will not thereafter be extended.

Under the Amended Agreement, Mr. Rountree’s initial annual base salary will be $300,000, which will be reviewed annually by the Board of Directors. Mr. Rountree will be entitled to annual cash bonuses and stock-based awards in such amounts as may be determined in accordance with the terms and conditions of the applicable management incentive plan adopted on an annual basis by the Board of Directors of the Bank.

The Bank may terminate Mr. Rountree’s employment at any time for “Cause” (as defined in the Amended Agreement) without the Bank or the Company incurring any additional obligations to him. If the Bank terminates Mr. Rountree’s employment for any reason other than for “Cause” or if Mr. Rountree terminates his employment for “Good Reason” (as defined in the Amended Agreement), the Bank, will generally be obligated to continue to provide the compensation and benefits specified in the Amended Agreement for the remaining term of the agreement following the date of termination. If Mr. Rountree terminates his employment “Without Good Reason” (as defined in the Amended Agreement), the Bank will generally be obligated to continue to provide compensation and benefits specified in the Amended Agreement for a one year period following the date of termination. Upon the termination of his employment, Mr. Rountree will be subject to certain noncompetition and nonsolicitation restrictions.

The Amended Agreement will terminate in the event that there is a change in control of the Bank or the Company, at which time the change in control agreement, dated as of September 27, 2005, between the Bank and Mr. Rountree will become effective and any termination benefits will be determined and paid solely pursuant to the change in control agreement. The Amended Agreement includes two substantive changes to the employment agreement entered into by and between the parties on April 14, 1999 and effective as of April 14, 1999: (1) if Mr. Rountree dies while employed by the Bank, the Bank will continue to pay Mr. Rountree’s designated beneficiary, or his estate, as applicable, an amount equal to Mr. Rountree’s then current base salary for six months after his death; and (2) if Mr. Rountree is terminated as a result of his disability as determined pursuant to the Amended Agreement, then certain restrictions imposed by the Amended Agreement shall not apply after he ceases to be employed by the Bank.

Also on March 10, 2008, the Bank entered into employment agreement (the “Agreement”) with Brad E. Schwartz, effective as of March 10, 2008, pursuant to which the Bank will continue to employ Mr. Schwartz as Executive Vice President and Chief Operating and Financial Officer. The following summary description is qualified in its entirety by reference to the Agreement, which is attached to this Form 8-K as Exhibit 10.2, and is incorporated herein by reference.

The Agreement, which has an initial term of three years, provides that beginning on the commencement of the employment period under the Amended Agreement and on each one year anniversary thereafter the term of the Amended Agreement will automatically be extended an additional year, unless the Bank gives notice that the employment term will not thereafter be extended.

Under the Amended Agreement, Mr. Schwartz’s initial annual base salary will be $173,000, which will be reviewed annually by the Board of Directors. Mr. Schwartz will be entitled to annual cash bonuses and stock-based awards in such amounts as may be determined in accordance with the terms and conditions of the applicable management incentive plan adopted on an annual basis by the Board of Directors of the Bank.

The Bank may terminate Mr. Schwartz’s employment at any time for “Cause” (as defined in the Agreement) without the Bank incurring any additional obligations to him. If the Bank terminates Mr. Schwartz’s employment for any reason other than for “Cause” or if Mr. Schwartz terminates his employment for “Good Reason” (as defined in the Agreement), the Bank will generally be obligated to continue to provide the compensation and benefits specified in the Agreement for the remaining term of the agreement following the date of termination. If Mr. Schwartz terminates his employment “Without Good Reason” (as defined in the Agreement), the Bank will generally be obligated to continue to provide compensation and benefits specified in the Agreement for a one year period following the date of termination. Upon the termination of his employment, Mr. Schwartz will be subject to certain noncompetition and nonsolicitation restrictions.

The Agreement will terminate in the event that there is a change in control of the Bank or the Company, at which time the change in control agreement, dated as of September 27, 2005, between the Bank and Mr. Schwartz will become effective and any termination benefits will be determined and paid solely pursuant to the change in control agreement.

Also on March 10, 2008, the Bank entered into an employment agreement (the “Agreement”) with E. Neal Crawford, Jr., effective as of March 10, 2008, pursuant to which the Bank will continue to employ Mr. Crawford as President-Norfolk Region. The following summary description is qualified in its entirety by reference to the Agreement, which is attached to this Form 8-K as Exhibit 10.3, and is incorporated herein by reference.

The Agreement, which has an initial term of three years, provides that beginning on the commencement of the employment period under the Agreement and on each one year anniversary thereafter the term of the Agreement will automatically be extended an additional year, unless the Bank gives notice that the employment term will not thereafter be extended.

Under the Agreement, Mr. Crawford initial annual base salary will be $128,000, which will be reviewed annually by the Board of Directors. Mr. Crawford will be entitled to annual cash bonuses and stock-based awards in such amounts as may be determined in accordance with the terms and conditions of the applicable management incentive plan adopted on an annual basis by the Board of Directors of the Bank.

The Bank may terminate Mr. Crawford’s employment at any time for “Cause” (as defined in the Agreement) without the Bank incurring any additional obligations to him. If the Bank terminates Mr. Crawford’s employment for any reason other than for “Cause” or if Mr. Crawford terminates his employment for “Good Reason” (as defined in the Agreement), the Bank will generally be obligated to continue to provide the compensation and benefits specified in the Agreement for the remaining term of the agreement following the date of termination. If Mr. Crawford terminates his employment “Without Good Reason” (as defined in the Agreement), the Bank will generally be obligated to continue to provide compensation and benefits specified in the Agreement for a one year period following the date of termination. Upon the termination of his employment, Mr. Crawford will be subject to certain noncompetition and nonsolicitation restrictions.

The Agreement will terminate in the event that there is a change in control of the Bank or the Company, at which time the change in control agreement, dated as of September 27, 2005, between the Bank and Mr. Crawford will become effective and any termination benefits will be determined and paid solely pursuant to the change in control agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amended and Restated Employment Agreement, effective as of March 10, 2008, by and between Monarch Bank and William F. Rountree, Jr.

10.2	Employment Agreement, effective as of March 10, 2008, by and between Monarch Bank and Brad E. Schwartz

10.3	Employment Agreement, effective as of March 10, 2008, by and between Monarch Bank and E. Neal Crawford, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH FINANCIAL HOLDINGS, INC.

Date: March 11, 2008	/s/ Brad E. Schwartz
Brad E. Schwartz, Executive Vice President
Chief Financial & Operating Officer

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